Other Comprehensive Income and Accumulated Other Comprehensive Income ("AOCI") - Amount Recognized Before Income Tax Associated with Defined Benefit Plans in Accumulated Other Comprehensive Income (Detail) - USD ($)
$ in Thousands
	Dec. 31, 2021	Dec. 31, 2020
Equity [Abstract]
Net actuarial loss	$ (399,010)	$ (502,783)
Prior service cost	(1,528)	(2,487)
Less: amount recognized in regulatory assets	339,356	427,550
Recognized in AOCI	$ (61,182)	$ (77,720)